UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (860) 676-8654

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	New York Stock Exchange
6.25% Notes due 2027	HTFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2025, in connection with a previously announced public offering, Horizon Technology Finance Corporation (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated March 23, 2012, between the Company and the Trustee (together with the Fifth Supplemental Indenture, the “Indenture”). The Fifth Supplemental Indenture relates to the Company’s issuance, offer and sale of $57.5 million in aggregate principal amount of its 7.00% Notes due 2028 (the “Notes”).

The Notes will mature on December 15, 2028, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 7.00% per year and will be paid semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2026. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s current and future unsecured, unsubordinated indebtedness, including the Company’s 4.875% Notes due 2026, our 6.25% notes due 2027, our 5.50% convertible notes due 2030 and our 7.125% convertible notes due 2031; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, financing vehicles or similar facilities, including debt outstanding under our credit facilities.

The Notes may be redeemed in whole or in part at any time or from time to time at our option through June 15, 2028, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal points) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 50 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after June 15, 2028, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the date of redemption.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”) and certain other exceptions, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (Registration No. 333-278396) previously filed with the SEC, as supplemented by a prospectus supplement dated December 11, 2025. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on December 15, 2025.

The Company intends to use the net proceeds of this offering to redeem the outstanding 2026 Notes and for the general corporate purposes of us and our subsidiaries. Pending such use, we may use the net proceeds to invest the net proceeds of this offering to temporarily repay borrowings under our Credit Facilities or may invest the net proceeds primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment.

The foregoing descriptions of the Fifth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Fifth Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

4.1
Indenture, dated as of March  23, 2012, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (d)(7) of the Company’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-178516, filed on March 23, 2012).

4.2	Fifth Supplemental Indenture, dated as of December 15, 2025 between the Registrant and U.S. Bank Trust Company, National Association.
4.3	Form of Global Note (included in Exhibit 4.2).
5.1	Opinion of Dechert LLP.
23.1	Consent of Dechert LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Michael P. Balkin
Michael P. Balkin
Chief Executive Officer

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